UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

PropTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3415 N. Pines Way, Suite 204

Wilson, WY 83014

(Address of principal executive offices, including zip code)

(310) 954-9665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	PTACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	PTAC	The Nasdaq Stock Market LLC
Redeemable Warrants	PTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2020, PropTech Acquisition Corporation (the “Company” or, after giving effect to the merger, “New Porch”) held a special meeting in lieu of the 2020 annual meeting of stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, PTAC Merger Sub Corporation, a Delaware corporation (“Merger Sub”), and Porch.com, Inc. (“Porch”), as described in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on December 4, 2020 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Proxy Statement.

As of the close of business on November 27, 2020, the record date for the Special Meeting, there were approximately 17,250,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 4,312,500 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), outstanding. A total of 16,859,288 shares of Common Stock, representing approximately 78.19% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal – To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of July 30, 2020, as amended by the Amendment to the Agreement and Plan of Merger, dated as of October 12, 2020 (as it may be further amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Merger Sub, Porch, and Joe Hanauer, in his capacity as representative of all Pre-Closing Holders (as defined in the Merger Agreement), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Porch with Porch surviving the merger as a wholly owned subsidiary of the Company (the “Merger”) (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
1.	16,856,767	2,520	1	0

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

2. The Charter Proposals –

(a) Increase of Authorized Shares – To authorize an increase in the number of authorized shares of New Porch common stock from 110,000,000 to 400,000,000 and increase the number of authorized shares of New Porch preferred stock from 1,000,000 to 10,000,000 (Class A Common Stock and Class B Common Stock, each voting as a separate class):

Charter Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non- Votes
2.	11,141,037	1,400,745	5,006	0

Charter Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non- Votes
2.	4,312,500	0	0	0

The Increase of Authorized Shares Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting separately.

(b) Elimination of Class B Common Stock – To approve the elimination of the Class B Common Stock classification and provide for a single class of common stock (Class A Common Stock and Class B Common Stock, each voting as a separate class):

Charter Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non- Votes
3.	12,544,613	2,174	1	0

Charter Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non- Votes
3.	4,312,500	0	0	0

The Elimination of Class B Common Stock Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting separately.

(c) No Class Vote on Changes in Authorized Number of Shares of Stock – To provide that the number of authorized shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote in the election of directors, voting together as a single class (Class A Common Stock and Class B Common Stock, each voting as a separate class):

Charter Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non- Votes
4.	12,541,326	5,003	459	0

Charter Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non- Votes
4.	4,312,500	0	0	0

The No Class Vote on Changes in Authorized Number of Shares of Stock Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting separately.

(d) Number of Directors to be Determined in Bylaws – To provide that the number of directors of the Company shall be fixed from time to time in accordance with the Bylaws of the Company (Class A Common Stock and Class B Common Stock, voting together as a single class):

Charter Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
5.	15,457,037	1,397,305	4,946	0

The Number of Directors to be Determined in Bylaws Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock.

(e) Amendments to Waiver of Corporate Opportunities Prospective Only – To provide that amendments to the Company’s waiver of corporate opportunities will be prospective only (Class A Common Stock and Class B Common Stock, voting together as a single class):

Charter Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
6.	16,849,422	4,420	5,446	0

The Amendments to Waiver of Corporate Opportunities Prospective Only Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock.

(f) Required Vote to Amend Certain Provisions Relating to the Directors – To require the vote of 66.7% of the voting power of the stock of the Company entitled to vote in the election of directors, voting together as a single class, to amend the provisions of the Proposed Charter relating to the powers, number, election, term, vacancies and removal of directors of the Company (Class A Common Stock and Class B Common Stock, voting as a separate class):

Charter Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non- Votes
7.	10,906,723	1,635,471	4,594	0

Charter Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non- Votes
7.	4,312,500	0	0	0

The Required Vote to Amend Certain Provisions Relating to the Directors Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting separately.

(g) Replacement of the Existing Charter – Approval, conditioned upon the approval of (a) through (f) above, of the proposal to approve the Proposed Charter, which includes the approval of all other changes in the Proposed Charter in connection with replacing the existing charter with the Proposed Charter as of the closing of the Merger and all other changes contained therein, including changing the name of the Company from “PropTech Acquisition Corporation” to “Porch Group, Inc.” as of the closing of the Merger (Class A Common Stock and Class B Common Stock, voting together as a single class):

Charter Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
8.	16,849,424	4,220	5,644	0

The Replacement of the Existing Charter Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock.

3. The Director Election Proposal – to approve the appointment of each of the nine directors to serve on the board of directors of the Company until their respective successors are duly elected and qualified pursuant to the terms of the proposed amended and restated certificate of incorporation of the Company (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No.	Director Nominee	Common Stock Votes For	Common Stock Votes Withheld	Broker Non-Votes
9.	Matt Ehrlichman	16,847,002	12,286	0
	Joe Hanauer	16,841,734	17,554	0
	Alan Pickerill	16,609,111	250,177	0
	Asha Sharma	15,348,139	1,511,149	0
	Chris Terrill	16,803,834	55,454	0
	Javier Saade	16,833,864	25,424	0
	Regi Vengalil	16,854,682	4,606	0
	Thomas D. Hennessy	15,359,697	1,499,591	0
	Margaret Whelan	15,348,049	1,511,239	0

The appointment of each director nominee was approved, having received “for” votes from a plurality of the votes cast by holders of Common Stock represented in person or by proxy at the Special Meeting.

4. The Merger Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the NASDAQ: (i) the issuance of shares of New Porch common stock pursuant to the Merger Agreement, including 5,000,000 restricted shares of New Porch common stock that will vest upon the achievement of certain earnout thresholds prior to the third anniversary of the closing of the Merger; and (ii) the related change of control of the Company that will occur in connection with consummation of the Merger and the other transactions contemplated by the Merger Agreement (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
10.	16,850,019	4,623	4,646	0

The Merger Issuance Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

5. The PIPE Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the NASDAQ, the issuance of shares of Class A Common Stock (such shares of Class A Common Stock to be automatically converted into New Porch common stock upon the consummation of the Merger) pursuant to the subscription agreements entered into between the Company and certain third-party investors (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
11.	16,854,452	4,330	506	0

The PIPE Issuance Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

6. The Incentive Plan Proposal – To consider and vote upon a proposal to approve and adopt Porch Group, Inc. 2020 Stock Incentive Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non- Votes
12.	14,224,509	2,634,373	406	0

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Item 8.01 Other Events.

In connection with the Merger, holders of 400 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.04 per share, for an aggregate redemption amount of $4,015.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PropTech Acquisition Corporation

By:	/s/ Thomas D. Hennessy
	Name:	Thomas D. Hennessy
	Title:	Chairman, Co-Chief Executive Officer and President

Dated: December 21, 2020